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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AGILE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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April 24, 2017

        You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Agile Therapeutics, Inc. (the "Annual Meeting") that will be held on Thursday, June 8, 2017 at 9:00 a.m. local time, at the Holiday Inn Princeton, 100 Independence Way, Princeton, NJ 08540.

        Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2016 Annual Report. We encourage you to read this information carefully.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card, if you have requested one. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions in the proxy materials you received in the mail regarding each of these voting options.

        Thank you for your ongoing support of Agile.

Very truly yours,

Al Altomari Chairman and Chief Executive Officer

AGILE THERAPEUTICS, INC.
101 Poor Farm Road
Princeton, New Jersey 08540

NOTICE OF
2017 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Thursday, June 8, 2017 at 9:00 a.m. local time.
Place:	Holiday Inn Princeton, 100 Independence Way, Princeton, NJ 08540.
Items of Business:	(1)
To elect two directors named in the proxy statement accompanying this notice to serve as Class III directors until the annual meeting held in 2020 and until their successors are duly elected and qualified.
(2) To ratify the appointment of Ernst & Young LLP as Agile Therapeutics, Inc.'s independent registered public accounting firm for the year ending December 31, 2017.
(3) To transact such other business as may properly come before the annual meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments and Postponements:
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 17, 2017.
Voting:
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section herein entitled "Questions and Answers About Procedural Matters."

By order of the board of directors,

Al Altomari Chairman and Chief Executive Officer

        This notice of annual meeting, proxy statement and accompanying form of proxy card are being made available on or about April 24, 2017

SUMMARY INFORMATION

        To assist you in reviewing the proposals to be acted upon at the Annual Meeting, below is a summary of each proposal and a high-level overview of our corporate governance structure. The information below is only a summary. For more information, please review the complete proxy statement and our 2016 Annual Report in full.

PROXY SUMMARY

Summary of Shareholder Voting Matters

Proposals		For More Information	Board of Directors Recommendation
1:	Election of Class III Directors for Three Year Term Expiring in 2020	Page 7	✓ FOR Each Nominee
2:	Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2017	Page 12	✓ FOR

Our Director Nominees

        You are being asked to vote on the election of Abhijeet Lele and Ajit S. Shetty, Ph.D. as Class III directors to serve, each for a three-year term, expiring at our 2020 Annual Meeting of Stockholders. The number of members of our Board is currently set at seven members and is divided into three classes, each of which has a three-year term. Class I consists of three directors, and both of Class II and Class III consist of two directors.

        The term of office of our Class III directors expires at the Annual Meeting. We are nominating Abhijeet Lele and Ajit S. Shetty, Ph.D. for re-election at the Annual Meeting to serve until the 2020 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our shareholders at the Annual Meeting. The two nominees receiving the most FOR votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Abhijeet Lele and Ajit S. Shetty, Ph.D. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

					Committee Memberships
		Director Since							Other Current Public Company Boards
Name	Age		Occupation	Independent	AC	CC	NG	ST
Abhijeet Lele	51	2010	Managing Director & Head of Healthcare Investing—Patricia Industries, a part of Investor AB	Yes	M		C		None
Ajit S. Shetty, Ph.D.	70	2016	Corporate Vice President Enterprise Supply Chain at Johnson & Johnson (Retired)	Yes			M	M	Actinium Pharmaceuticals, Inc.

AC = Audit Committee    CC = Compensation Committee    NG = Nominating and Corporate Governance Committee    ST = Science and Technology Committee    C = Chair    M = Member

CORPORATE GOVERNANCE SUMMARY FACTS

        The following table summarizes our current Board structure and key elements of our corporate governance framework:

Governance Item
Size of Board (set by the Board)	7
Number of Independent Directors	6
Chairman of the Board	Al Altomari
Lead Independent Director	Abhijeet Lele
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality

AGILE THERAPEUTICS, INC.
101 Poor Farm Road
Princeton, New Jersey 08540

PROXY STATEMENT FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

        This proxy statement is furnished in connection with solicitation of proxies by our board of directors for use at the 2017 Annual Meeting of Stockholders, or Annual Meeting, to be held at 9:00 a.m. local time on Thursday, June 8, 2017, and any postponements or adjournments thereof. The Annual Meeting will be held at the Holiday Inn Princeton, 100 Independence Way, Princeton, NJ 08540. As used in this proxy statement, the terms "Agile," "we," "us," and "our" mean Agile Therapeutics, Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:
Why am I receiving these proxy materials?

A:
Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Thursday, June 8, 2017 at 9:00 a.m. local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. We intend to mail the notice of Annual Meeting, this proxy statement, accompanying form of proxy card, and our 2016 Annual Report on Form 10-K to you on or about April 24, 2017. This proxy statement includes information that we are required to provide to you by the Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares.

Q:
What is included in the proxy materials?

A:
The proxy materials include:

•
This proxy statement for the Annual Meeting;

•
Our 2016 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2016; and

•
The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:
How can I get electronic access to the proxy materials?

A:
The Company's proxy materials are available at www.proxyvote.com and at www.agiletherapeutics.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

  You can find directions on how to instruct us to send future proxy materials to you by email at www.proxyvote.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:
What information is contained in this proxy statement?

A:
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:
Where is the Annual Meeting?

A:
The Annual Meeting will be held at the Holiday Inn Princeton, 100 Independence Way, Princeton, NJ 08540.

Q:
Can I attend the Annual Meeting?

A:
You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of April 17, 2017, or the Record Date. Admission will begin at 8:30 a.m. local time on the date of the Annual Meeting, and you must present valid picture identification such as a driver's license or passport and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The meeting will begin promptly at 9:00 a.m. local time.

Stock Ownership

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Stockholders of record—If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares, the "stockholder of record," and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

  Beneficial owners—Many Agile stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the "beneficial owner" of shares held in "street name." The proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

  As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and the Delaware General Corporation Law, or the DGCL. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the meeting.

  A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as stockholder withholding with respect to a particular matter.

  Under the DGCL, abstentions and broker "non-votes" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

  A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

Proposals		Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
1:	Election of Class III Directors for Three Year Term Expiring in 2020	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
2:	Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2017	Majority of the shares cast on the proposal in person or represented by proxy	Abstentions will have the effect of negative votes; broker non-votes will have no effect on the outcome of this proposal	Yes
Q:
Who is entitled to vote at the Annual Meeting?

A:
Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 28,806,398 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Agile will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:
How can I vote my shares without attending the Annual Meeting?

A:
Stockholder of record—If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

Mailing your signed proxy card or voter instruction card in the envelope provided.	Using the Internet at www.proxyvote.com.	Calling toll-free from the United States, U.S. territories and Canada to the number found on the proxy card.

  Beneficial owners—If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to information forwarded by your bank or broker to see which voting options are available to you.

Q:
What proposals will be voted on at the Annual Meeting?

A:
At the Annual Meeting, stockholders will be asked to vote:

(1)
To elect the two directors identified in this proxy statement to serve as a Class III directors until the Annual Meeting held in 2020 and until their successors are duly elected and qualified;

(2)
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017; and

(3)
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:
What is the voting requirement to approve each of the proposals?

A:
Proposal One—The election of a director requires a plurality vote of the shares of common stock voted at the Annual Meeting. "Plurality" means that the individual who receives the largest number of votes cast "for" is elected as a director, however, a nominee is not required to receive a majority of votes "for". As a result, any shares not voted "for" the nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in the nominee's favor.

  Proposal Two—The affirmative vote of a majority of votes cast is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Q:
How does the board of directors recommend that I vote?

A:
Our board of directors unanimously recommends that you vote your shares:

•
"FOR" the nominees for election as directors listed in Proposal One; and

•
"FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017.

Q:
What happens if I do not give specific voting instructions?

A:
Stockholder of record—If you are a stockholder of record and you:

•
Indicate when voting on the internet or by telephone that you wish to vote as recommended by our board of directors; or

•
Sign and return a proxy card without giving specific voting instructions,

  then the persons named as proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

  Beneficial owners—If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

Q:
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:
Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter—the proposal to ratify the appointment of Ernst & Young LLP. Your broker will not have discretion to vote on the election of directors. Please also see the voting summary table on page 3.

  Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:
What happens if additional matters are presented at the Annual Meeting?

A:
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:
Can I change or revoke my vote?

A:
Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

  If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

  If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee; (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person; or (3) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares.

  Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:
Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of

  Agile may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:
Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Agile or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:
What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?

A:
You may submit proposals, including director nominations, for consideration at future stockholder meetings.

  Requirements for stockholder proposals to be considered for inclusion in our proxy materials—Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2018 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than December 25, 2017, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

  Requirements for stockholder proposals to be brought before an annual meeting—In addition, our amended and restated bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our board of directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

  Our amended and restated bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

  The "Notice Deadline" is defined in our amended and restated bylaws as that date which is not less than 120 days nor more than 150 days prior to the one year anniversary of the previous year's annual meeting of stockholders. As a result, the Notice Deadline for the 2018 annual meeting of stockholders is between January 9, 2018 and February 8, 2018.

  If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

  Recommendation of director candidates—You may recommend candidates to our board of directors for consideration by our nominating and governance committee by following the procedures set forth below in "Corporation Governance—Stockholder Recommendations for Nominations to the Board of Directors."

Q:
How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, this and other information about our company may be obtained at the website maintained by the SEC that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the SEC's website is www.sec.gov. All notices of proposals by stockholders, whether or not included in Agile's proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:
What does it mean if multiple members of my household are stockholders but we only received one full set of proxy materials in the mail?

A:
We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we deliver a single copy of the notice of the Annual Meeting and the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the notice of the Annual Meeting and the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the notice of the Annual Meeting and the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:
What is the mailing address for Agile's principal executive offices?

A:
Our principal executive offices are located at 101 Poor Farm Road, Princeton, NJ 08540. The telephone number at that location is (609) 683-1880.

  Any written requests for additional information, copies of the proxy materials and 2016 Annual Report, notices of stockholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER ANNUAL MEETING TO BE HELD ON JUNE 8, 2017.

The proxy statement and annual report to stockholders is available at www.proxyvote.com.

PROPOSAL ONE
ELECTION OF DIRECTORS

General

        Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors is currently comprised of seven members who are divided into three classes with staggered three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. This classification of the board of directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management. The term of office of our Class III directors, Abhijeet Lele and Ajit S. Shetty, Ph.D. will expire at this year's Annual Meeting. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

        Two Class III directors have been nominated for election at the Annual Meeting for a three-year term expiring in 2020. Upon the recommendation of our nominating and governance committee, our board of directors has nominated Abhijeet Lele and Ajit S. Shetty, Ph.D. for election as Class III directors. The term of office of the nominees elected as directors will continue until such director's term expires in 2020, and until such director's successor has been duly elected and qualified.

Information Regarding the Nominees and Other Directors

Nominees for Class III Directors for a Term Expiring in 2020

        The following information about the nominees as of April 24, 2017, including the nominee's age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating/corporate governance committee and our board of directors to determine that the nominee should serve as one of our directors.

Name	Age	Principal Occupation and Business Experience
Abhijeet Lele	51	Mr. Lele has been a member of our board of directors since May 2010 and Lead Independent Director since October 2016. Since 2009, Mr. Lele has served as a Managing Director and Head of Healthcare Investing—Patricia Industries, a part of Investor AB. Patricia Industries focuses on late-stage venture capital and growth equity investments in healthcare and technology companies. Before joining IGC, Mr. Lele spent ten years as a Managing Member of EGS Healthcare Capital Partners, or EGS, a venture capital firm focusing on private and public investments in biotechnology, specialty pharmaceutical and medical device companies. Prior to EGS, Mr. Lele was a consultant at McKinsey & Co., where he primarily served medical device, pharmaceutical and health insurance clients. He previously held operating positions with Lederle Laboratories, Inc., Progenics Pharmaceuticals, Inc. and Clontech Laboratories, Inc. Mr. Lele previously served on the board of directors of Stereotaxis, Inc., Medarex Inc. and Aptalis Pharma Inc. He received an M.B.A. with Distinction from Cornell University and an M.A. from Cambridge University, where he studied Natural Sciences. We believe Mr. Lele's years of experience in the venture capital and healthcare industries make him qualified to serve on our Board.

Name	Age	Principal Occupation and Business Experience
Ajit S. Shetty, Ph.D.	70
		Dr. Shetty has served as a member of our board of directors since February 2016. Dr. Shetty spent 36 years at Johnson & Johnson, or J&J, in a wide range of global roles. From 2007 to 2012, he served as Corporate Vice President Enterprise Supply Chain reporting to the Chief Executive Officer and was responsible for the transformation and optimization of J&J's supply chain. Dr. Shetty served as Managing Director of Janssen Pharmaceutica, Belgium from 1999 to 2008, and was part of the management team that grew the Janssen Group of Companies from $1 billion to $8 billion in global sales. Dr. Shetty held the position of Executive Vice President Finance from 1991 to 1999. As President of Janssen Pharmaceutica, U.S. from 1984 to 1990, Dr. Shetty was responsible for in-licensing Durogesic, the first transdermal pain medication, which became the fourth largest J&J product in 2008, with sales reaching $2 billion. In recognition of his unique services as a business leader, Dr. Shetty was awarded the Right Honourable Sir and Title of Baron by King Albert II of Belgium in 2008 and the Life-Time Achievement Award by India in 2010. He was elected "Manager of the Year 2004" by the magazine Trends and Kanaal Z. Dr. Shetty also serves on the board of directors of Actinium, Pharmaceuticals, Inc. Dr. Shetty serves as a Trustee of Carnegie Mellon University and has served on the corporate Advisory Board of Johns Hopkins Carey School of Business, the Board of Governors for GS1 (Global Standards), the Board of MCB Forum as Chairman, and the Supervisory Board of Cilag GMBH in Switzerland. He earned a Ph.D. in Metallurgy and B.A. Natural Sciences from Trinity College, Cambridge University and a Master of Business Administration from Carnegie Mellon University. We believe Dr. Shetty's qualifications to sit on our board of directors include his extensive pharmaceutical experience leading commercial and supply chain operations and his significant education background.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE CLASS III
NOMINEES NAMED ABOVE.

        The following contains certain information about those directors whose terms do not expire at the Annual Meeting, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and our board of directors to determine that the directors should serve as one of our directors. The age of each director as of April 24, 2017 is set forth below.

Incumbent Class I Directors Whose Terms Expire in 2018

Name	Age	Principal Occupation and Business Experience
Al Altomari	58	Mr. Altomari serves as our Chairman of the Board and Chief Executive Officer since October 2016 and has been a member of our Board of Directors since February, 2004. Mr. Altomari served as President and Chief Executive Officer from 2010 to 2016. Previously Mr. Altomari served as Agile's Executive Chairman from 2004 to 2010. From 2008 to September 2010, Mr. Altomari was also a consultant to Agile. From 2003 to 2008, Mr. Altomari held multiple senior management positions at Barrier Therapeutics, Inc., including Chief Commercial Officer, Chief Operating Officer, and Chief Executive Officer. In 2008, in his role as Chief Executive Officer and as a member of Barrier's board of directors, Mr. Altomari completed the successful sale of Barrier to Stiefel Laboratories, which was subsequently acquired by GlaxoSmithKline plc. From 1982 to 2003, Mr. Altomari held numerous executive roles in general management, commercial operations, business development, product launch preparation, and finance with Johnson & Johnson. Mr. Altomari also serves on the board of directors of Insmed Inc. and Recro Pharma, Inc. Mr. Altomari received an M.B.A. from Rider University and his B.S. from Drexel University. We believe that Mr. Altomari's experience in pharmaceutical companies with commercialized products, the launch of certain products and more than 30 years of focus on the development and marketing of specialty pharmaceutical products makes him uniquely suited to guide the Board in strategic planning, operational and commercial matters.

Name	Age	Principal Occupation and Business Experience
John Hubbard, Ph.D., FCP	61
		Dr. Hubbard has served as a member of our board of directors since November 2014. Dr. Hubbard currently serves as President and Chief Executive Officer of BioClinica, Inc., a privately-owned specialty clinical trials service provider. Prior to joining BioClinica, he was Senior Vice President and Worldwide Head of Development Operations for Pfizer Inc., and was responsible for the global clinical trial operations and management of more than 450 clinical projects from Phase I to IV. Dr. Hubbard has been leading pharmaceutical research and development activity for nearly thirty years and held positions of increasing responsibility in the biopharmaceutical and clinical research and development services industries. Prior to joining Pfizer in 2010, he was Group President, Clinical Research Services at ICON Clinical Research, a leading global clinical research organization, where he was responsible for the global business and operations. During his career, Dr. Hubbard has been directly responsible for drug discovery and non-clinical pharmacology, clinical pharmacology, project management, product development optimization, commercial assessment of new chemical entities, and clinical development operations. He has led several drug development teams to successful commercialization of new chemical entities and has participated at FDA meetings to support end of Phase II and end of Phase III data presentations for psychiatric, neurological, cardiovascular, and anti-infective drugs. Dr. Hubbard received a Bachelor of Science degree in Biopsychology from the University of Santa Clara and a Doctorate from the University of Tennessee, with a research focus on the genetic basis of hypertension and autonomic dysfunction. He was a National Institute of Health Postdoctoral Fellow in Cardiovascular and Clinical Pharmacology at the University of Texas Health Sciences Center. We believe Dr. Hubbard's qualifications to sit on our board of directors include his extensive pharmaceutical experience leading global clinical trial operations and research and development programs and his significant education background.

Name	Age	Principal Occupation and Business Experience
James P. Tursi, M.D.	52
		Dr. Tursi has served as a member of our board of directors since October 2014. Dr. Tursi currently serves as Chief Medical Officer for Aralez Pharmaceuticals, Inc. and is responsible for managing all clinical research and development, medical affairs and safety activities. Prior to joining Aralez, Dr. Tursi served as the Chief Medical Officer of Auxilium Pharmaceuticals. He served as Vice President of Clinical Research and Development from 2009 to 2011. Prior to Auxilium, Dr. Tursi was at GlaxoSmithKline Biologicals from 2006 to 2009, where he was the Director of Medical Affairs for cervical cancer vaccines in North America. From 2004 to 2006, Dr. Tursi served as a Medical Director for Procter & Gamble Pharmaceuticals where he worked in various therapeutic areas including female sexual dysfunction, overactive bladder, and osteoporosis. Dr. Tursi is a board certified OB/GYN and practiced medicine for over 10 years. He was the founder of the medical education company, I Will Pass®, which assisted physicians in the process of board certification. Dr. Tursi received his doctor of medicine degree from the Medical College of Pennsylvania and completed his residency fellowship training at The Johns Hopkins Hospital. We believe Dr. Tursi's qualifications to sit on our board of directors include his significant clinical and regulatory expertise in the pharmaceutical industry coupled with experience as an OB/GYN physician.
Incumbent Class II Directors Whose Terms Expire in 2019
Seth H.Z. Fischer	60
		Mr. Fischer has served as a member of our board of directors since July 2016. Mr. Fischer currently serves as Chief Executive Officer and a Director of Vivus, Inc., a publicly traded biopharmaceutical company. Mr. Fischer also serves as a member of the Board of Directors of BioSig Technologies, Inc., Marinus Pharmaceuticals, Inc., and is also an advisor to MedHab, LLC. Mr. Fischer has served in positions of increasing responsibility with Johnson & Johnson from 1983 until his retirement in 2012. Most recently, Mr. Fischer served as Company Group Chairman Johnson & Johnson and Worldwide Franchise Chairman, Cordis Corporation from 2008 to 2012, and as Company Group Chairman, North America Pharmaceuticals from 2004 to 2007, which included responsibilities for Ortho-McNeil Pharmaceuticals, Janssen and Scios. Prior to that, Mr. Fischer served as President of Ortho-McNeil Pharmaceuticals from 2000 to 2004. His operating responsibilities encompassed the commercialization of products in multiple therapeutic categories including Topamax® for epilepsy and migraine and products in the analgesic, anti-infective, cardiovascular, neurologic, psychiatric and women's health areas, including ORTHO EVRA®, one of the most successful contraceptive launches in the U.S and the first ever contraceptive patch. He earned a Bachelor of General Studies from Ohio University and served as a captain in the U.S. Air Force. We believe that Mr. Fischer's qualifications to sit on our board of directors include his experience in pharmaceutical companies with commercialized products and the launch of pharmaceutical products in multiple therapeutic areas.

Name	Age	Principal Occupation and Business Experience
William T. McKee	55
		Mr. McKee has served as a member of our board of directors since March 2014. Mr. McKee currently serves as the Chief Executive Officer of MBJC Associates, LLC, a business consulting firm. Mr. McKee served as Chief Operating Officer and Chief Financial Officer for EKR Therapeutics, Inc., or EKR, from July 2010 until June 2012 when EKR was sold to Cornerstone Therapeutics Inc. Until March 2010, Mr. McKee served as the Executive Vice President, Chief Financial Officer and Treasurer of Barr Pharmaceuticals, LLC, a subsidiary of Teva Pharmaceutical Industries Limited, or Teva, and the successor entity to Barr Pharmaceuticals, Inc., or Barr, an NYSE listed company, which was acquired by Teva in December 2008. Mr. McKee was also Executive Vice President and Chief Financial Officer of Barr prior to its acquisition by Teva, after having served in positions of increasing responsibility at Barr from 1995 until its acquisition. Prior to joining Barr, Mr. McKee served as Director of International Operations and Vice President-Finance at Absolute Entertainment, Inc. from June 1993 until December 1994. From 1990 until June 1993, Mr. McKee worked at Gramkow & Carnevale, CPA's, and from 1983 until 1990, he worked at Deloitte & Touche. Mr. McKee currently serves as a director of Cerulean Pharma Inc. and Depomed, Inc. Mr. McKee received his Bachelor of Business Administration degree from the University of Notre Dame. Through his years of experience as a chief financial officer and a public accountant, Mr. McKee provides valuable financial and leadership experience to the Board.

        There are no family relationships among any of our directors or executive officers. See "Corporate Governance" below for additional information regarding our board of directors.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

        Our audit committee has appointed the firm of Ernst & Young LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2017. Ernst & Young LLP has audited our financial statements since the fiscal year ended December 31, 2009.

        Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Agile and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017. Our audit committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

        If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.

Principal Accounting Fees and Services

        The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Ernst & Young LLP during the years ended December 31, 2016 and 2015:

	2016	2015
Audit Fees(1)	$415,000	$324,087
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—

Total Fees	$415,000	$324,087

(1)
Audit Fees: Consist of fees for professional services provided by Ernst & Young LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are normally provided in connection with registration statements, including our 2016 public offering of common stock in connection with our shelf registration statement. Included in the 2016 audit fees is $75,000 of fees billed in connection with our 2016 public offering of common stock.

(2)
Audit-Related Fees: Consist of fees for professional services that are reasonably related to the performance of the audit or review of our financial statements.

(3)
Tax Fees: Consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

Pre-Approval of Audit and Non-Audit Services

        Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval is needed on a time urgent basis) generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017.

 CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

        Our board of directors has adopted a code of ethics and business conduct. The code of ethics and business conduct applies to all of our employees, officers and directors. The full text of our code of ethics and business conduct is posted on our website at www.agiletherapeutics.com. We intend to disclose, to the extent required by applicable rules and regulations, future amendments to, or waiver of, our code of ethics and business conduct, at the same location on our website identified above and also in public filings we will make with the SEC. Information contained on our website is not incorporated by reference into this proxy, and you should not consider information contained on our website to be part of this proxy or in deciding whether to purchase shares of our common stock.

Board Composition

        Our business affairs are managed under the direction of our board of directors, which is currently composed of seven members. Six of our directors are independent within the meaning of the listing rules of The NASDAQ Global Market, or NASDAQ. Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director's term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal. The classification of our board of directors may have the effect of delaying or preventing changes in our control or management.

Director Independence

        Our common stock is listed on the NASDAQ. The listing rules of this stock exchange generally require that a majority of the members of a listed company's board of directors be independent. In addition, the rules of the NASDAQ require that, subject to specified exceptions, each member of a listed company's audit, compensation, and nominating and corporate governance committees be independent. The NASDAQ director independence definition includes a series of objective tests, such as that the director is not also one of our employees and has not engaged in various types of business dealings with us. In addition, as further required by NASDAQ rules, our board of directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director's business and personal activities as they may relate to us and our management.

        Our board of directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the rules of the

NASDAQ. The independent members of our board of directors hold separate regularly scheduled executive session meetings at which only independent directors are present.

        Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each of the members of our audit committee, William T. McKee, John Hubbard, Ph.D., FCP, and Abhijeet Lele qualify as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

        In October 2016, Al Altomari was appointed Chairman of our board of directors and Abhijeet Lele was appointed lead independent director of our board of directors ("Lead Independent Director"). Our Lead Independent Director chairs the executive sessions of our board of director meetings, oversees the board of directors' annual self-evaluation process, provides feedback to the chief executive officer, and works with the chief executive officer to set agendas for board meetings. We have a separate chair for each committee of our board of directors, all of whom are independent directors. The chairs of each committee report on the activities of their committees in fulfilling their responsibilities at the meetings of our board of directors. Prior to October 2016, our independent board members who chaired committees oversaw the executive sessions on a rotating basis, and worked with the chief executive officer to set agendas for board meetings.

        Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Committees

        Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee, and a science and technology committee, each of which operates pursuant to a charter adopted by our board of directors. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, NASDAQ and SEC rules and regulations.

        Audit committee.    Mr. McKee, Dr. Hubbard and Mr. Lele currently serve on the audit committee, which is chaired by Mr. McKee. Our board of directors has determined that each member of the audit committee is "independent" for audit committee purposes as that term is defined in the rules of the SEC and the applicable NASDAQ Global Market rules, and has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Mr. McKee as an "audit committee financial expert," as defined under the applicable rules of the SEC. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and NASDAQ and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our audit committee met eight (8) times during the year ended December 31, 2016. The audit committee's responsibilities include:

  •
  appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

  •
  pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

  •
  reviewing the overall audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;

  •
  reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

  •
  coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

  •
  establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

  •
  recommending based upon the audit committee's review and discussions with management and the independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

  •
  monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

  •
  preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

  •
  reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

  •
  reviewing quarterly earnings releases.

        Compensation committee.    Dr. Tursi, Mr. McKee and Mr. Fischer currently serve on the compensation committee, which is chaired by Dr. Tursi. Mr. Fischer joined the committee in July 2016. Our board of directors has determined that each member of the compensation committee is "independent" as defined in applicable NASDAQ rules. The compensation committee operates under a written charter that satisfies the applicable standards of NASDAQ and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our compensation committee met seven (7) times during the year ended December 31, 2016. The compensation committee's responsibilities include:

  •
  annually reviewing and making recommendations to the board of directors with respect to corporate goals and objectives relevant to the compensation of our chief executive officer;

  •
  evaluating the performance of our chief executive officer in light of such corporate goals and objectives and making recommendations to the board of directors with respect to the compensation of our chief executive officer;

  •
  reviewing and approving the compensation of our other executive officers;

  •
  reviewing and establishing our overall management compensation, philosophy and policy;

  •
  overseeing and administering our compensation and similar plans;

  •
  reviewing and approving our policies and procedures for the grant of equity-based awards;

  •
  reviewing and making recommendations to the board of directors with respect to director compensation;

  •
  reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and

  •
  reviewing and discussing with the board of directors corporate succession plans for the chief executive officer and other key officers.

        Certain of our executive officers may provide information and assist our compensation committee in carrying out its functions, however, the Committee considers potential compensation actions and makes decisions independently. During the year ended December 31, 2016, our compensation committee engaged the services of Pay Governance LLC, a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compared to the compensation practices of other companies. Pay Governance LLC reports directly to the compensation committee. Pay Governance LLC does not provide any services to us other than the services provided to the compensation committee. The compensation committee believes that Pay Governance LLC does not have any conflicts of interest in advising the compensation committee under applicable SEC rules or NASDAQ listing standards.

        Nominating and corporate governance committee.    Mr. Lele, Dr. Shetty and Mr. Fischer currently serve on the nominating and corporate governance committee, which is chaired by Mr. Lele. Dr. Shetty and Mr. Fischer joined the committee in February 2016 and July 2016, respectively. Our board of directors has determined that each member of the nominating and corporate governance committee is "independent" as defined in applicable NASDAQ rules. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of NASDAQ and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our nominating and corporate governance committee met five (5) times during the year ended December 31, 2016. The nominating and corporate governance committee's responsibilities include:

  •
  developing and recommending to the board of directors criteria for board and committee membership;

  •
  establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

  •
  reviewing the size and composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

  •
  identifying individuals qualified to become members of the board of directors;

  •
  recommending to the board of directors the persons to be nominated for election as directors and to each of the board's committees;

  •
  developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;

  •
  developing a mechanism by which violations of the code of business conduct and ethics can be reported in a confidential manner; and

  •
  overseeing the evaluation of the board of directors and management.

        Our board of directors may from time to time establish other committees.

        Science and Technology Committee.    Dr. Hubbard, Dr. Shetty and Dr. Tursi currently serve on the science and technology committee, which is chaired by Dr. Hubbard. The science and technology committee operates under a written charter which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our science and technology committee met four (4) times during the year ended December 31, 2016. The science and technology committee's responsibilities include:

  •
  identifying and discussing new and emerging trends in pharmaceutical science, technology, pharmaceutical regulation and manufacturing, and as necessary reporting to the board of directors on such trends and the committee's deliberations;

  •
  reviewing, evaluating and advising the board of directors regarding the quality, direction and competitiveness of our research and development and manufacturing programs;

  •
  reviewing, evaluating and advising the board of directors regarding our progress in achieving its long-term strategic research and development goals and objectives; reviewing and making recommendations to the board of directors on our internal and external investments in science, technology and manufacturing. For any external investments in research and development (e.g., potential acquisitions, alliances, collaborations, equity investments, contracts and grants) that require approval by the board of directors, the committee provides the Board with its recommendation prior to board of directors action unless time does not permit;

  •
  regularly reviewing our pipeline of product candidates and clinical development performance;

  •
  providing assistance to the compensation committee in setting any pipeline or development performance metric(s) under our incentive compensation programs and reviewing the performance results;

  •
  evaluating its own performance annually and delivering a report to the board of directors setting forth the results of the evaluation;

  •
  reviewing and reassessing the adequacy of its charter annually and recommending any proposed changes to the board of directors for its approval; and

  •
  performing any other activities consistent with its charter, our amended and restated bylaws and governing law or regulation, as the committee or the board of directors deems necessary or appropriate.

Compensation Committee Interlocks and Insider Participation

        In the past three years, none of the members of our compensation committee is or has in the past served as an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Meetings of the Board of Directors

        The full board of directors met eight (8) times during the year ended December 31, 2016. No director attended fewer than 75% of the total number of meetings of the board of directors and of any committees of the board of directors of which he or she was a member during our year ended December 31, 2016.

        It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We have scheduled our Annual Meeting on the same day as a regularly scheduled board of directors meeting in order to facilitate attendance by the members of our board of directors. All of our directors at the time of our 2016 annual meeting of stockholders attended the 2016 annual meeting of stockholders.

Board Oversight of Risk

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under "Risk Factors" in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters, regulatory and legal compliance, and cyber-security; our compensation committee oversees major risks associated with our compensation policies and programs; and our nominating and governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our board of directors and director succession planning. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on Agile, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables to the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Director Nomination Process

        In considering whether to recommend any candidate for inclusion in our board of directors' slate of recommended directors, including candidates recommended by stockholders, the nominating and corporate governance committee applies a certain set of criteria, including, but not limited to, the candidate's integrity, business acumen, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all stockholders. We believe that the value of diversity on the board should be considered by the nominating and corporate governance committee in the director identification and nomination process. The committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

Director Compensation

        During our fiscal year ended December 31, 2016, we paid cash fees and granted options to purchase shares of our common stock to our non-employee directors who served on our board of directors. A non-employee director is a director who is not employed by us and who does not receive compensation from us (other than for services as a director) or have a business relationship with us that would require disclosure under certain SEC rules. Mr. Altomari, our chief executive officer and a member of our board of directors, did not receive any compensation from us during our fiscal year ended December 31, 2016 for his service as a director and is not included in the table below.

Name	Fees Earned or Paid in Cash		Option Awards(1)		Total
Seth H.Z. Fischer(2).	$21,371		$94,920		$116,291
Karen Hong, Ph.D.(3).	$32,923	(4)	$—		$32,923
John Hubbard, Ph.D.	$52,500		$71,400	(5)	$123,900
Abhijeet Lele	$51,069	(4)	$71,400	(5)	$122,469
William T. McKee	$60,000		$71,400	(5)	$131,400
Andrew Schiff, M.D.(6)	$7,471	(4)	$—		$7,471
Ajit S. Shetty, Ph.D.(7)	$42,529		$157,500		$200,029
James P. Tursi, M.D.	$57,500		$71,400	(5)	$128,900

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 10 to our financial statements. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)
Mr. Fischer was appointed to our board of directors effective July 28, 2016. As of December 31, 2016, Mr. Fischer held outstanding options to purchase 21,000 shares of our common stock.

(3)
Dr. Hong resigned from our board of directors effective July 28, 2016.

(4)
Fees earned were assigned to the management company of the venture capital fund affiliated with the director.

(5)
As of December 31, 2016, such director held outstanding options to purchase 49,000 shares of our common stock.

(6)
Dr. Schiff resigned from our board of directors effective February 24, 2016.

(7)
Dr. Shetty was appointed to our board of directors on February 24, 2016 and as of December 31, 2016 held options to purchase 35,000 shares of our common stock.

Non-Employee Director Compensation

        For 2016, each member of our board of directors who is not an employee of Agile received the following cash compensation for board services, as applicable:

  •
  $40,000 per year for service as a board of directors member;

  •
  $15,000 per year for service as chairman of the Audit Committee;

  •
  $12,500 per year for service as chairman of the Compensation Committee;

  •
  $7,500 per year for service as chairman of the Nominating and Corporate Governance Committee;

  •
  $7,500 per year for service as chairman of the Science and Technology Committee; and

  •
  $5,000 per year for service as each committee membership, which was increased to $7,500 per year for service as a member of the audit committee effective as of January 1, 2017.

        In addition, effective as of January 1, 2017, the Lead Independent Director will receive $10,000 per year for service in that role.

        Non-employee members of our board of directors receive automatic grants of non-statutory stock options under our 2014 Incentive Compensation Plan. Each non-employee director joining our board of directors will automatically be granted a non-statutory stock option to purchase 21,000 shares of common stock with an exercise price equal to the fair market value of our common stock on the grant date. The shares subject to each initial option grant will vest in three successive equal annual installments over the 3-year period measured from the date of the non-employee director's election to our board of directors, subject to the non-employee director's continued board service through each vesting date and provided that the director attends at least 75% of the board meetings held during each respective year of board service.

        In addition, on the date of each annual meeting of our stockholders, each non-employee director will automatically be granted a non-statutory stock option to purchase 14,000 shares of our common stock on that date with an exercise price equal to the fair market value of our common stock on the grant date. The shares subject to each annual grant will vest on the first anniversary of the option grant date, subject to the non-employee director's continued board service through such date and provided that the non-employee director attends at least 75% of the board meetings held during such year of board service.

        The shares subject to each option grant under the director compensation policy will immediately vest upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (iii) a change in the majority of our board of directors effected through one or more proxy contests for board membership (a "Change in Control"). All automatic director options have a maximum term of ten years.

        We will also continue to reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

Limitation of Liability and Indemnification Arrangements

        As permitted by the DGCL, we have adopted provisions in our amended and restated certificate of incorporation and amended and restated by-laws that limit or eliminate the personal liability of our directors. Consequently, a director will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

  •
  any breach of the director's duty of loyalty to us or our stockholders;

  •
  any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

  •
  any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or

  •
  any transaction from which the director derived an improper personal benefit.

        These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

        In addition, our amended and restated by-laws provide that:

  •
  we will indemnify our directors, officers and, in the discretion of our board of directors, certain employees to the fullest extent permitted by the Delaware General Corporation Law; and

  •
  advance expenses, including attorneys' fees, to our directors and, in the discretion of our board of directors, to our officers and certain employees, in connection with legal proceedings, subject to limited exceptions.

        We have entered into separate indemnification agreements with our directors and executive officers. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by this person in any action or proceeding arising out of this person's services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these indemnification agreements, along with the provisions of our amended and restated certificate of incorporation and amended and restated bylaws are necessary to attract and retain qualified persons as directors and executive officers.

        We also maintain general liability insurance to provide insurance coverage to our directors and officers for losses arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act of 1933, as amended, or the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

        These provisions may discourage stockholders from bringing a lawsuit against our directors in the future for any breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder's investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors, officers and certain employees pursuant to these indemnification provisions. We believe that these provisions, the indemnification agreements and the insurance are necessary to attract and retain talented and experienced directors and officers.

        Two complaints have been filed in federal court in the District of New Jersey on January 6, 2017 and January 20, 2017, titled Peng v. Agile Therapeutics, Inc., Alfred Altomari, and Elizabeth Garner, No. 17-cv-119 (D.N.J.), and Lichtenthal v. Agile Therapeutics, Inc., Alfred Altomari, and Elizabeth Garner, No. 17-cv-405 (D.N.J.), respectively, on behalf of a putative class of investors who purchased stock from March 9, 2016 through January 3, 2017. The complaints allege violations of the federal securities laws based on public statements made regarding our Phase 3 "SECURE" clinical trial. We deny all allegations in the complaints and we plan to vigorously defend the complaints that have been filed. At present, there is no other pending litigation or proceeding involving any of our directors, officers or employees in which indemnification will be required or permitted. We are not aware of any other threatened litigation or proceeding that might result in a claim for such indemnification.

Stockholder Communications with the Board of Directors

        Stockholders wishing to communicate with the board of directors or with an individual member of the board of directors may do so by writing to the board of directors or to the particular member of the board of directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

 EXECUTIVE OFFICERS

        The following table provides information concerning our executive officers as of April 24, 2017:

Name	Age	Position
Al Altomari	58	Chairman and Chief Executive Officer
Scott M. Coiante	50	Senior Vice President and Chief Financial Officer
Elizabeth Garner, M.D.	49	Senior Vice President and Chief Medical Officer
Renee Selman	55	Chief Commercial Officer
Geoffrey P. Gilmore	51	General Counsel

        Al Altomari.    Please see Mr. Altomari's biography on page 9 of this proxy statement under the section entitled "Proposal One—Election of Directors—Incumbent Class I Directors Whose Terms Expire in 2018."

        Scott M. Coiante.    Mr. Coiante has served as our Senior Vice President and Chief Financial Officer since June 2011. He joined us in December 2010 and served as our Vice President of Finance between then and June 2011. Beginning in 2005, he served as Vice President Finance, Treasurer, Principal Accounting Officer at Medarex, Inc., a publicly listed biopharmaceutical company, which Bristol-Myers Squibb Co., acquired in September 2009 and during 2002 through 2005, he served as Director of Finance. While at Medarex, he was responsible for corporate financial functions including treasury, accounting, SEC reporting, tax and assurance. From 1989 to 2002, he held management positions of increasing responsibilities at Ernst & Young LLP, which included managing audit engagements, financial preparation, and financial reporting for client public offerings, both initial and follow-on, and SEC registration filing statements for both public and private companies, predominantly within the life science and pharmaceutical industries. He holds a B.S. in accounting from Villanova University.

        Elizabeth Garner, M.D., M.P.H.    Dr. Garner has served as our Senior Vice President and Chief Medical Officer since January 2014. Previously, she served as Vice President, Medical Affairs, Women's Health and Preventive Care at Myriad Genetics Laboratories from 2012 to 2014. From 2011 to 2012, she was Senior Medical Director, Women's Health at Abbott Laboratories where she served as the Clinical Lead, Endometriosis Program. Prior to that, Dr. Garner served as Associate Director and then Director, Vaccines Clinical Research at Merck Research Laboratories from 2007 to 2011. Dr. Garner received joint M.D. and M.P.H degrees from Harvard Medical School and the School of Public Health. She completed her residency in obstetrics and gynecology at Brigham and Women's/Massachusetts General Hospitals; her subspecialty fellowship in gynecologic oncology at Brigham and Women's and the Dana Farber Cancer Institute; and received board certification in both general Obstetrics and Gynecology and Gynecologic Oncology. Prior to entering the pharmaceutical industry, she had several years of experience in academic clinical practice, research and teaching at Harvard Medical School.

        Renee Selman.    Ms. Selman has served as our Chief Commercial Officer since July 2016. Previously, from 2013 to 2015, Ms. Selman served as the President of Adheris Health, which is one of the nation's largest providers of targeted patient education and adherence programs delivered through the pharmacy channel. From 2010-2013, Ms. Selman served as President of Catalina Health (a division of Catalina Marketing) leading day to day operations and strategy development. She led the strategic transition of Catalina Health, which was divested by Catalina, acquired by InVentiv and merged with Adheris. Prior to Catalina Health, Ms. Selman spent 20 years at Johnson & Johnson, or J&J, where she held senior executive roles including Worldwide President, Ethicon Women's Health and Urology from 2005 to 2010, and Vice President U.S. Sales and Marketing Wound Management from 2003 to 2005. While at J&J, she held roles of increasing responsibility at Ortho McNeil Pharmaceutical, including

Group Director ORTHO EVRA® from 1999 to 2003, where she led a cross functional team that launched the first ever contraceptive patch. Ms. Selman serves on the boards of the Hunterdon County Medical Center, the Drug Information Association and OrthoGenRx, Inc. She is a graduate of Purdue University with a B.S.I.M (Bachelor Science Industrial Management).

        Geoffrey P. Gilmore.    Mr. Gilmore has served as our legal advisor since April 2014 and became our General Counsel in August 2014. Mr. Gilmore was a principal of Life Sciences Advisory Services, which provides business, legal and compliance consulting services to the pharmaceutical and life science industries, from 2012 to April 2016. He served as Senior Vice President, General Counsel and Corporate Secretary of Amicus Therapeutics, Inc., a NASDAQ-listed bio-pharmaceutical company, from 2008 to 2012. Prior to joining Amicus, Mr. Gilmore spent 10 years at Bristol-Myers Squibb where he held various roles in the legal department with the Commercial, Intellectual Property, and R&D legal groups, and served in the Office of the Corporate Secretary, and as Vice-President and Senior Counsel, Corporate Securities. Mr. Gilmore began his legal career in the business and finance groups at Philadelphia based law firms, Ballard Spahr LLC and Montgomery McCracken Walker & Rhoads LLP. Mr. Gilmore received his B.A. degree from Franklin and Marshall College, and his J.D. from the University of Michigan Law School.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table provides information concerning the compensation paid to our President and Chief Executive Officer, Chief Financial Officer and Chief Medical Officer, for the fiscal years ended December 31, 2016 and December 31, 2015. We refer to these individuals as our named executive officers.

Name and Principal Position	Year	Salary($)	Bonus ($)		Stock/Restricted Stock Unit Awards ($)		Option Awards ($)(3)	All Other Compensation ($)		Total ($)
Al Altomari	2016	$471,667	$240,000	(1)	$296,500	(4)	$396,000	$21,474	(5)	$1,425,641
Chairman and Chief	2015	$425,000	$236,500	(2)	—		$1,124,429	$19,257	(6)	$1,805,186
Executive Officer
Scott Coiante	2016	$310,000	$100,500	(1)	—		$376,200	$24,018	(6)	$810,718
Sr. VP and Chief	2015	$295,833	$127,100	(2)	—		$468,512	$22,050	(6)	$913,495
Financial Officer
Elizabeth Garner, M.D., M.P.H.	2016	$358,750	$126,200	(1)	—		$356,400	$47,479	(7)	$888,829
Sr. VP and Chief Medical	2015	$345,000	$121,300	(2)	—		$624,683	$45,297	(8)	$1,136,280
Officer

(1)
Represents a discretionary bonus award earned as a result of our performance in the 2016 fiscal year paid in February 2017. The amounts included reflect the achievement at 100% of the target level of certain corporate objectives established by our board of directors for the year ended December 31, 2016 as described below.

(2)
Represents a discretionary bonus award earned as a result of our performance in the 2015 fiscal year paid in March 2016. The amounts included reflect the achievement at 110% of the target level of certain corporate objectives established by our board of directors for the year ended December 31, 2015.

(3)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 10 to our financial statements. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(4)
Represents total grant date value of restricted stock units that were granted on February 8, 2016, which is based on the closing price of Agile common stock on the grant date and the total number of restricted stock units granted. These restricted stock units vest as follows: 16,666 units vested and were delivered on February 8, 2016, 16,667 units vested and were delivered on February 8, 2017, and 16,667 units will vest and be delivered on February 8, 2018. This amount does not reflect the actual economic value that will be realized by the named executive officer.

(5)
Represents $20,014 for premiums paid by us for health and group life insurance and $1,460 paid by us for life insurance.

(6)
Represents premiums paid by us for health and group life insurance.

(7)
Represents $20,000 in commuting assistance bonuses paid to Dr. Garner during 2016, and $27,479 for premiums paid by us for health and group life insurance.

(8)
Represents $20,000 in commuting assistance bonuses paid to Dr. Garner during 2015, and $25,297 for premiums paid by us for health and group life insurance.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

        Pursuant to employment agreements entered into with us, each of our named executive officers is eligible to receive (i) a base salary and (ii) an annual performance bonus payable in cash, stock or a combination at the discretion of the compensation committee of the board of directors. The target amount of each named executive officer's annual performance bonus is a percentage of his or her base salary, as set forth in the table below, and the actual amount payable is based on the achievement of individual and corporate objectives.

        The base salary and target annual performance bonus for each of our named executive officers for our fiscal year ended December 31, 2016, is listed in the table below:

Name	2016 Base Salary ($)		2016 Target Performance Bonus (%)
Al Altomari	$480,000	(1)	50%
Scott M. Coiante	$312,000	(2)	35%
Elizabeth Garner, M.D., M.P.H.	$360,500	(3)	35%

(1)
From January 1, 2016 through February 28, 2016, base salary was $430,000. Effective March 1, 2016, base salary was increased to $480,000. Mr. Altomari's discretionary bonus award earned as a result of our performance in the 2016 fiscal year and paid in February 2017 was calculated on a base salary of $480,000.

(2)
From January 1, 2016 through February 28, 2016, base salary was $300,000. Effective March 1, 2016, base salary was increased to $312,000. Mr. Coiante's discretionary bonus award earned as a result of our performance in the 2016 fiscal year and paid in February 2017 was calculated on a base salary of $312,000.

(3)
From January 1, 2016 through February 28, 2016, base salary was $350,000. Effective March 1, 2016, base salary was increased to $360,500. Dr. Garner's discretionary bonus award earned as a result of our performance in the 2016 fiscal year and paid in February 2017 was calculated on a base salary of $360,500.

        Objectives for the named executive officers' target bonuses for our fiscal year ended December 31, 2016 included securing funding for our operations through the end of 2017, and management of our financial and liquidity position for 2016, collectively weighted at 20% of the total bonus potential, effective management of the clinical trial for Twirla®, weighted at 40% of the total bonus potential, advancing the preparation of our resubmission of our new drug application for Twirla®, weighted at 25% of the total bonus potential, and advancing the commercial readiness of our manufacturing process, weighted at 15% of the total bonus potential. Objectives for the 2016 named executive officer target bonuses were achieved at 100% and the named executive officers received bonus payments equal to the applicable target amounts set forth above. On January 25, 2017, our board of directors increased each of our named executive officer's base salary, effective March 1, 2017 to $494,400 for Mr. Altomari, $321,400 for Mr. Coiante and $371,300 for Dr. Garner. Our board of directors made the decision to increase the base salaries of the named executive officers on the basis of their individual performance for 2016.

        Each of our named executive officers is eligible to receive certain benefits if his or her employment is terminated under certain circumstances, as described under "Severance and Change in Control Benefits" below.

Equity Compensation

        We have historically offered stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as "incentive stock options" for U.S. federal income tax purposes. We typically grant stock options to new hires upon their commencing employment with us. Awards to newly hired employees generally vest with respect to 25% of the total number of option shares on the first anniversary of the grant date and in equal monthly installments over the following 36 months.

        As part of an annual compensation evaluation of our named executive officers at the beginning of each year, the compensation committee of the board of directors considers granting stock options to our named executive officers based on such executive's individual performance for the preceding year and as an incentive for future performance. Stock options are granted under our 2014 Incentive Compensation Plan, and generally vest with respect to 25% of the total number of option shares on the first anniversary of the grant date and in equal monthly installments over the following 36 months.

        Effective January 25, 2017, the compensation committee of our board of directors granted options and/or restricted stock units, or RSUs, to:

  •
  Mr. Altomari a stock option to purchase 240,000 shares of our common stock at an exercise price of $2.26 per share, which was the closing price of our common stock on January 25, 2017 as reported by NASDAQ.

  •
  Mr. Coiante (i) a stock option to purchase 100,000 shares of our common stock at an exercise price of $2.26 per share, which was the closing price of our common stock on January 25, 2017 as reported by NASDAQ, and (ii) 35,000 RSUs, which vest in equal yearly increments over the next two years.

  •
  Dr. Garner (i) a stock option to purchase 100,000 shares of our common stock at an exercise price of $2.26 per share, which was the closing price of our common stock on January 25, 2017 as reported by NASDAQ, and (ii) 35,000 RSUs, which vest in equal yearly increments over the next two years.

        The compensation committee made its decision to grant stock options to our named executive officers, based on their individual performance for 2016. The RSUs were granted to encourage retention of the services of our chief financial officer and chief medical officer in light of the competitive market in our industry and the valuable services that these officers provide.

        As described under "Outstanding Equity Awards as of December 31, 2016" below, all outstanding and unvested options held by our named executive officers are subject to accelerated vesting in the event we experience a change in control and the stock options are not assumed by the successor corporation, or at the discretion of the board of directors. In addition, all outstanding equity awards held by our named executive officers are subject to accelerated vesting in the event of a termination without cause or resignation for good reason that occurs in connection with a change in control, as described under "Severance and Change in Control Benefits" below.

Outstanding Equity Awards as of December 31, 2016

        The following table sets forth information regarding each outstanding equity award held by each of our named executive officers as of December 31, 2016. The number of shares subject to each award and, where applicable, the exercise price per share, reflect all changes as a result of our capitalization adjustments.

        The vesting schedule applicable to each outstanding award is described in the footnotes to the table below.

Name	Grant Date(1)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(2)	Option Expiration Date	Number of RSUs That Have Not Vested (#)	Market Value of RSUs That Have Not Vested ($)(4)
Al Altomari	4/24/2008		16	—	285.71	4/23/2018
	8/1/2008		108	—	285.71	7/31/2018
	3/10/2010		16,541	—	0.71	3/9/2020
	12/9/2010		174,599	—	1.76	12/8/2020
	12/6/2012		262,145	—	4.38	12/5/2022
	6/24/2014		45,323	27,177	10.75	6/23/2024
	2/19/2015		41,250	48,750	9.45	2/18/2025
	2/19/2015		41,250	48,750	10.75	2/18/2025
	2/8/2016		—	100,000	5.93	2/7/2026
	2/8/2016						33,334	$190,004
Scott M. Coiante	12/9/2010		23,866	—	1.76	12/8/2020
	12/6/2012		26,227	—	4.38	12/5/2022
	3/28/2014		19,733	8,967	8.01	3/27/2014
	6/24/2014		73,762	44,238	10.75	6/23/2024
	2/19/2015		17,195	20,305	9.45	2/18/2025
	2/19/2015		17,195	20,305	10.75	2/18/2025
	2/8/2016		—	95,000	5.93	2/7/2026
Elizabeth Garner, M.D., M.P.H.	3/6/2014	(3)	46,858	15,582	8.01	3/5/2024
	3/28/2014		14,977	6,793	8.01	3/27/2024
	6/24/2014		73,762	44,238	10.75	6/23/2024
	2/19/2015		22,920	27,080	9.45	2/18/2025
	2/19/2015		22,920	27,080	10.75	2/18/2025
	2/8/2016		—	90,000	5.93	2/7/2026

(1)
Except as otherwise indicated, the option awards listed in the table above vest with respect to 25% of the shares one year following the date of grant and with respect to 1/36th of the remaining shares on each monthly anniversary thereafter over the following three years, subject to the executive's continuous service with us through the vesting date.

(2)
All of the option awards listed in the table above were granted with a per share exercise price equal to or above the fair market value of our common stock on the date of grant.

(3)
Upon the initial grant, 50% of the shares subject to the option were scheduled to vest over four years provided Dr. Garner remains in continued service with us through that time and 50% of the shares subject to the option were intended to vest upon attainment of certain specified performance goals. Of the 50% subject to service-based vesting, 7,805 shares vested on

  December 23, 2014 and the remainder vests in substantially equal monthly installments commencing January 2015 and ending in December 2017. On April 24, 2015, the Compensation Committee amended the option to eliminate the performance goals and provide that 100% of the shares subject to the option are subject to vesting based on Dr. Garner's continuous service with the Company as if service-based vesting applied to 100% of the shares subject to the option as of the date of grant, as more fully described above in "Equity Compensation."

(4)
Market value is based on the closing price of $5.70 on December 30, 2016, the last trading day of 2016.

Severance and Change in Control Benefits

Alfred Altomari

        We entered into an employment agreement with Mr. Altomari on October 11, 2010, which was amended on December 18, 2012, and amended and restated on April 12, 2016. Pursuant to the terms of the agreement, Mr. Altomari is entitled to receive certain benefits in the event his employment is terminated.

  Payments Upon Termination Absent a Change in Control.

        If Mr. Altomari terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, he is entitled to receive the following severance benefits: (i) base salary continuation for a period of 12 months, and (ii) reimbursement of Mr. Altomari's health insurance premiums for a period of 12 months following the date of his termination or until Mr. Altomari obtains other employment, whichever is sooner. In the event of a change in control following his termination, any base salary continuation payments still due to Mr. Altomari shall paid be in full upon the change in control.

        In the event Mr. Altomari's employment terminates as a result of his disability, he will be entitled to receive (i) base salary continuation for a period of 12 months following the date of his termination, and (ii) reimbursement of Mr. Altomari's health insurance premiums for a period of 12 months following the date of his termination due to his disability or until Mr. Altomari obtains other employment, whichever is sooner.

  Payments Upon Termination in Connection with a Change in Control.

        If Mr. Altomari terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, he is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 1.5 times his then annual rate of base salary, (ii) a lump sum cash payment equal to Mr. Altomari's target annual bonus for the year in which his termination occurs, (iii) reimbursement of Mr. Altomari's health insurance premiums for a period of 18 months following the date of his termination or until Mr. Altomari obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

        Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Mr. Altomari (whether or not under his employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that he is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. However, such reduction will not be made if Mr. Altomari would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

        Under Mr. Altomari's employment agreement, the terms below are generally defined as follows:

          "Change in Control" means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the Board after such transaction constitutes less than 50% of the members of the Board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

          "Good reason" means Mr. Altomari's resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Mr. Altomari's experience.

          "Reasonable cause" means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Mr. Altomari's willful violation of the Company's bylaws or code of regulations, and that is directly or indirectly materially detrimental to the Company's best interest; (ii) intentional failure to perform any lawful duties assigned by the Board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

        The payment of any severance compensation described above is subject to Mr. Altomari's execution and non-revocation of a general release of claims against the Company, and his compliance with non-competition and non-solicitation restrictive covenants for an 18-month period after his termination without cause or for good reason upon or within 12 months following a change of control and a 12-month period following his termination date in all other cases.

Scott M. Coiante

        We entered into an employment agreement with Mr. Coiante on April 12, 2016. Pursuant to the terms of the agreement, Mr. Coiante is entitled to receive certain benefits in the event his employment is terminated.

  Payments Upon Termination Absent a Change in Control.

        If Mr. Coiante terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, he is entitled to receive the following severance benefits: (i) base salary continuation for a period of 6 months, and (ii) reimbursement of Mr. Coiante's health insurance premiums for a period of 6 months following the date of his termination or until Mr. Coiante obtains other employment, whichever is sooner. In the event of a change in control following his termination, any base salary continuation payments still due to Mr. Coiante shall paid in full upon the change in control.

        In the event Mr. Coiante's employment terminates as a result of his disability, he will be entitled to receive (i) base salary continuation for a period of 6 months following the date of his termination, and (ii) reimbursement of Mr. Coiante's health insurance premiums for a period of 6 months following the date of his termination due to his disability or until Mr. Coiante obtains employment, whichever is sooner.

  Payments Upon Termination in Connection with a Change in Control.

        If Mr. Coiante terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, he is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 1.0 times his then annual rate of base salary, (ii) a lump sum cash payment equal to Mr. Coiante's target annual bonus for the year in which his termination occurs, (iii) reimbursement of Mr. Coiante's health insurance premiums for a period of 12 months following the date of his termination or until Mr. Coiante obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

        Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Mr. Coiante (whether or not under his employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that he is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. However, such reduction will not be made if Mr. Coiante would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

        Under Mr. Coiante's employment agreement, the terms below are generally defined as follows:

          "Change in Control" means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the Board after such transaction constitutes less than 50% of the members of the Board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

          "Good reason" means Mr. Coiante's resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Mr. Coiante's experience.

          "Reasonable cause" means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Mr. Coiante's willful violation of the Company's bylaws or code of regulations, and that is directly or indirectly materially detrimental to the Company's best interest; (ii) intentional failure to perform any lawful duties assigned by the Board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

        The payment of any severance compensation described above is subject to Mr. Coiante's execution and non-revocation of a general release of claims against the Company, and his compliance with non-competition and non-solicitation restrictive covenants for a 12-month period after his termination without cause or for good reason upon or within 12 months following a change of control and a 6-month period following his termination date in all other cases.

Elizabeth Garner, M.D., M.P.H.

        We entered into an employment agreement with Dr. Garner on April 12, 2016. Pursuant to the terms of the agreement, Dr. Garner is entitled to receive certain benefits in the event her employment is terminated.

  Payments Upon Termination Absent a Change in Control.

        If Dr. Garner terminates her employment for good reason or if we terminate her employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, she is entitled to receive the following severance benefits: (i) base salary continuation for a period of 6 months, and (ii) reimbursement of Dr. Garner's health insurance premiums for a period of 6 months following the date of her termination or until Dr. Garner obtains other employment, whichever is sooner. In the event of a change in control following her termination, any base salary continuation payments still due to Dr. Garner shall paid in full upon the change in control.

        In the event Dr. Garner's employment terminates as a result of her disability, she will be entitled to receive (i) base salary continuation for a period of 6 months following the date of her termination, and (ii) reimbursement of Dr. Garner's health insurance premiums for a period of 6 months following the date of her termination due to her disability or until Dr. Garner obtains other employment, whichever is sooner.

  Payments Upon Termination in Connection with a Change in Control.

        If Dr. Garner terminates her employment for good reason or if we terminate her employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, she is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 1.0 times her then annual rate of base salary, (ii) a lump sum cash payment equal to Dr. Garner's target annual bonus for the year in which her termination occurs, (iii) reimbursement of Dr. Garner's health insurance premiums for a period of 12 months following the date of her termination or until Dr. Garner obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

        Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Dr. Garner (whether or not under her employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that she is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or her subsequent termination of employment. However, such reduction will not be made if Dr. Garner would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

        Under Dr. Garner's employment agreement, the terms below are generally defined as follows:

          "Change in Control" means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the Board after such transaction constitutes less than 50% of the members of the Board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

          "Good reason" means Dr. Garner's resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Dr. Garner's experience.

          "Reasonable cause" means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Dr. Garner's willful violation of the Company's bylaws or code of regulations, and that is directly or indirectly materially detrimental to the Company's best interest; (ii) intentional failure to perform any lawful duties assigned by the Board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

        The payment of any severance compensation described above is subject to Dr. Garner's execution and non-revocation of a general release of claims against the Company, and her compliance with non-competition and non-solicitation restrictive covenants for a 12-month period after her termination without cause or for good reason upon or within 12 months following a change of control and a 6-month period following her termination date in all other cases.

Employee Benefits and Perquisites

        Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees would be eligible generally, including reimbursement of certain medical expenses incurred by such named executive officer and, if applicable, his or her eligible dependents, through a health reimbursement account funded by us.

        Effective April 12, 2016, the compensation committee of our board of directors approved a life insurance benefit for our named executive officers in an amount equal to up to twice the named executive officer's base salary and target bonus capped at $1,000,000.

        We do not generally provide our named executive officers with perquisites or other personal benefits (other than periodic payment of commuting expenses and severance benefits, and the life insurance benefit, as described above).

COMPENSATION COMMITTEE REPORT

        The information contained in the following report of Agile's compensation committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that Agile specifically incorporates it by reference.

        The compensation committee has reviewed and discussed the section captioned "Executive Compensation," included in this proxy statement, with management and, based on such review and discussion, the compensation committee has recommended to our board of directors that this "Executive Compensation" section be included in our annual report on Form 10-K and in this proxy statement.

Submitted by the compensation committee of the board of directors:

James Tursi, M.D. (Chair)
Seth H.Z. Fischer
William T. McKee

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 17, 2017 (except as otherwise noted) for:

  •
  based on reports filed with the SEC, each person, or group of persons, who beneficially owns more than five percent (5%) of our common stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

        We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

        Applicable percentage ownership is based on 28,806,398 shares of common stock outstanding at April 17, 2017. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options or warrants held by that person or entity that are currently exercisable or that will become exercisable or releasable within 60 days of April 17, 2017. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Agile Therapeutics, Inc., 101 Poor Farm Road, Princeton, New Jersey 08540.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
ProQuest Investments(2)	5,062,363	17.6%
Investor Growth Capital(3)	3,510,189	12.2%
Care Capital(4)	3,010,189	10.5%
Caxton Corporation(5)	2,123,567	7.4%
Aisling Capital III L.P.(6)	1,804,933	6.3%
Adage Capital Partners L.P.(7)	1,700,000	5.9%
Vivo Capital VIII, LLC(8)	1,513,975	5.3%
Named Executive Officers and Directors
Al Altomari(9)	752,456	2.6%
Elizabeth Garner M.D., M.P.H.(10)	242,932	*
Scott M. Coiante(11)	236,688	*
Abhijeet Lele(12)	49,000	*
William T. McKee(13)	49,000	*
John Hubbard, Ph.D., FCP(14)	42,000	*
James P. Tursi, M.D.(15)	42,000	*
Ajit Shetty, Ph.D. (16)	21,000	*
Seth H.Z. Fischer	—	*
All current executive officers and directors as a group (11 persons)	1,486,271	5.1%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
This table is based upon information supplied by officers, directors and stockholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D filed with the SEC. We have not independently verified such information. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe each of the stockholders named in this table have sole voting power with respect to the common stock indicated as beneficially owned. Applicable percentages are based on 28,806,398 shares outstanding on April 17, 2017.

(2)
Includes (a) 3,103,488 shares of common stock held by ProQuest Investments III, L.P. and (b) 1,958,875 shares of common stock held by ProQuest Investments IV, L.P. Jay Moorin and Alain Schreiber, M.D. are managing members of ProQuest Associates III, LLC and ProQuest Associates IV, LLC, the general partners of ProQuest Investments III, L.P. and ProQuest Investments IV, L.P., respectively and may be deemed to have shared voting, investment and dispositive power with respect to these shares. The address for ProQuest Investments III, L.P. and ProQuest Investments IV, L.P. is 2430 Vanderbilt Beach Road #108-190, Naples FL 34109.

(3)
Includes (a) 1,000,618 shares of common stock held by Investor Growth Capital Limited, (b) 428,837 shares of common stock held by Investor Group, L.P. and (c) 2,080,734 shares of common stock held by IGC Fund VI, L.P. Investor Growth Capital Limited is a Cayman Islands limited company and an indirectly wholly owned subsidiary of Investor AB, a publicly held Swedish company, Investor Group, L.P. is a Guernsey limited partnership of which Investor Growth Capital, LLC, a Delaware limited liability company which is indirectly wholly-owned by Investor AB, serves as the general partner and IGC Fund VI, L.P. is a limited partnership of which Investor Growth Capital, LLC, a Delaware limited liability company which is indirectly wholly-owned by Investor AB, serves as the general partner. The address for Investor Growth Capital is 1177 Avenue of the Americas, 47th Floor, New York, NY 10036.

(4)
Includes (a) 2,960,743 shares of common stock held by Care Capital Investments III LP and (b) 49,446 shares of common stock held by Care Capital Offshore Investments III LP. Care Capital III LLC is the general partner of Care Capital Investments III LP and Care Capital Offshore Investments III LP (collectively, "Care Capital") and as a result, Care Capital III LLC has the ultimate power to vote or direct the vote and to dispose or direct the disposition of such shares. Jerry N. Karabelas, Jan Leschly, Richard Markham and David R. Ramsay are the four managing members at Care Capital III LLC, and in their capacity as such, may be deemed to exercise shared voting and investment power over the shares held by the reporting persons, each of whom disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address for Care Capital Investments III LP is P.O. Box 276, Avon by the Sea, NJ 07717.

(5)
Caxton Corporation provided the following information on its Amendment No. 1 to its Schedule 13G, filed with the Securities and Exchange Commission on February 6, 2017. As of December 31, 2016, Caxton Corporation reported an aggregate beneficial ownership of 2,123,567 shares of our common stock, which includes (a) 1,983,752 shares of common stock held by CDK Associates, L.L.C an entity of which Caxton Corporation is the manager, and (b) 139,815 shares of common stock held in the accounts of employees of an affiliate of Caxton Corporation. Bruce S. Kovner is the Chairman and sole shareholder of Caxton Corporation. The address for Caxton Corporation, CDK Associates, L.L.C. and Bruce S. Kovner is 731 Alexander Road, Bldg. 2, Princeton, N.J. 08540.

(6)
Consists of 1,804,933 shares of common stock. Aisling Capital Partners III, L.P. is the general partner of Aisling Capital III, L.P. Investment and voting decisions are made by an investment committee of Aisling Capital III, L.P., which currently consists of six members. The investment committee shares voting and dispositive power over the shares held directly by Aisling Capital Partners III, L.P., which consists of six members, including a former member of our board of directors, Andrew Schiff, M.D. Dr. Schiff disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein. The address for Aisling Capital Partners III, L.P. is 888 7th Avenue, 30th floor, New York, NY 10106.

(7)
Adage Capital Partners, L.P. provided the following information on its Amendment No. 2 to its Schedule 13G, filed with the Securities and Exchange Commission on February 9, 2017. As of December 31, 2016, Adage Capital Partners, L.P. reported an aggregate beneficial ownership of 1,700,000 shares of our common stock. Adage Capital Partners GP, L.L.C., a Delaware limited liability company ("ACPGP") is the general partner of Adage Capital Partners, L.P., a Delaware limited partnership ("ACP"). Adage Capital Advisors, L.L.C., a Delaware limited liability company ("ACA"), is the managing member of ACPGP. Robert Atchinson and Phillip Gross are managing members of ACA. Messrs. Atchinson and Gross may be deemed to have shared voting, investment and dispositive power with respect to these shares and to beneficially own the shares. The address for ACP, ACPGP, ACA and Messrs. Atchinson and Gross is 200 Clarendon Street, 52nd floor, Boston, MA 02116.

(8)
Vivo Capital VIII, LLC provided the following information on its Amendment No. 1 to its Schedule 13G, filed with the Securities and Exchange Commission on February 13, 2017. As of December 31, 2016, Vivo Capital VIII, LLC reported an aggregate beneficial ownership of 1,513,975 shares of our common stock, which includes (a) 1,330,280 shares of common stock held by Vivo Capital VIII, L.P., for which Vivo Capital VIII, LLC serves as the sole general partner, and (b) 183,695 shares of common stock held by Vivo Capital Surplus Fund VIII, L.P. for which Vivo Capital VIII, LLC serves as the sole general partner. Voting decisions are made by an investment committee of Vivo Capital VIII, LLC which currently consists of five members none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. The address for Vivo Capital VIII, LLC is 575 High Street, Suite 201, Palo Alto, CA 94301.

(9)
Includes (a) 141,587 shares of common stock owned by Mr. Altomari and (b) 610,869 shares of common stock that Mr. Altomari has the right to acquire from us within 60 days of April 17, 2017.

(10)
Represents 242,932 shares of common stock that Dr. Garner has the right to acquire from us within 60 days of April 17, 2017.

(11)
Includes (a) 3,939 shares of common stock owned by Mr. Coiante and (b) 232,749 shares of common stock that Mr. Coiante has the right to acquire from us within 60 days of April 17, 2017.

(12)
Represents 49,000 shares of common stock that Mr. Lele has the right to acquire from us within 60 days of April 17, 2017.

(13)
Represents 49,000 shares of common stock that Mr. McKee has the right to acquire from us within 60 days of April 17, 2017.

(14)
Represents 42,000 shares of common stock that Dr. Hubbard has the right to acquire from us within 60 days of April 17, 2017.

(15)
Represents 42,000 shares of common stock that Dr. Tursi has the right to acquire from us within 60 days of April 17, 2017.

(16)
Represents 21,000 shares of common stock that Dr. Shetty has the right to acquire from us within 60 days of April 17, 2017.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2016 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	2,844,970	$6.97	605,390
Equity compensation plans not approved by stockholders	—	—	—

Total	2,844,970		605,390

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        In addition to the cash and equity compensation arrangements of our directors and named executive officers discussed above under "Management—Director Compensation" and "Executive Compensation," the following is a description of transactions since January 1, 2016, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with or immediate family members of any of the foregoing, had or will have a direct or indirect material interest.

Participation in January 2016 Public Offering

        In January 2016, we closed an underwritten public offering of 5,511,812 shares of our common stock at a public offering price of $6.35 per share, or the January Public Offering. In February 2016, the underwriters of the January Public Offering exercised in full, their option to purchase an additional 826,771 shares of common stock at the public offering price of $6.35 per share, less underwriting discounts and commissions. A total of 6,338,583 shares of common stock were sold in the public offering. One of our existing investors, ProQuest Investments and its affiliates, who is affiliated with a member of our board of directors, purchased an aggregate of 393,700 shares of our common stock in the January Public Offering at the public offering price of $6.35 per share.

Registration Rights Agreement

        We are party to a registration rights agreement that provides certain holders of our common stock, including certain holders of 5% of our capital stock and entities affiliated with certain of our directors, with certain registration rights, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing. Abhijeet Lele, one of our directors, is Managing Director and Head of Healthcare Investing at Patricia Industries, a part of Investor AB, an affiliate of IGC Fund VI, L.P., Karen Hong, Ph.D., one of our former directors, was a partner of ProQuest Investments, and Andrew Schiff, M.D., one of our former directors, is a managing partner of Aisling Capital.

Employment Agreements

        We have entered into employment agreements with certain of our executive officers. For more information regarding these agreements, see the section of this prospectus entitled "Executive Compensation."

Equity Awards and Payments to Executive Officers and Directors

        We have granted stock options to our executive officers and certain of our directors and paid fees to certain of our directors as more fully described in the section entitled "Management—Director Compensation" and "Executive Compensation."

Review and Approval of Related Party Transactions

        Our Audit Committee Charter requires that our Audit Committee review and approve or ratify transactions involving us and any executive officer, director, director nominee, 5% stockholder and certain of their immediate family members, also referred to herein as a related person. The policy and procedures cover any transaction involving a related person, also referred to herein as a related person transaction, in which the related person has a material interest and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

        A related person transaction will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person's interest in the transaction. In considering related person transactions, the Audit Committee will consider any information considered material to investors and the following factors:

  •
  the related person's interest in the transaction;

  •
  the approximate dollar value of the transaction;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and

  •
  the purpose and potential benefit to us of the transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons, we believe that during fiscal 2016, all Section 16(a) filing requirements were satisfied in a timely manner.

AUDIT COMMITTEE REPORT

        The information contained in the following report of Agile's audit committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Agile specifically incorporates it by reference.

Role of the Audit Committee

        The audit committee operates under a written charter adopted by our board of directors. The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in Agile's audit committee charter, published on the corporate governance section of Agile's website at http://ir.agiletherapeutics.com/.

        The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Year Ended December 31, 2016

        The audit committee has reviewed and discussed with Agile's management and Ernst & Young LLP the audited financial statements of Agile Therapeutics, Inc. for the year ended December 31, 2016. The audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and audit committee.

        The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.

        Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in Agile's annual report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

Submitted by the audit committee of the board of directors:

William T. McKee (Chair)
John Hubbard, Ph.D., FCP
Abhijeet Lele

 OTHER MATTERS

        We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Agile may recommend.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card in the envelope provided.

THE BOARD OF DIRECTORS
Princeton, NJ April 24, 2017

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. C/O Broadridge P.O BOX 1342 BRENTWOOD, NY 11717 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01) Abhijeet Lele 02) Ajit S. Shetty, Ph.D. The Board of Directors recommends you vote FOR the following proposal: 2Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ForAgainst Abstain 0 0 0 0 For address change/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000335278_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com AGILE THERAPEUTICS, INC. Annual Meeting of Stockholders June 8, 2017 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Al Altomari and Scott Coiante, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AGILE THERAPEUTICS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 8, 2017, at the Holiday Inn Princeton, 100 Independence Way, Princeton, New Jersey 08540, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director's recommendations. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000335278_2 R1.0.1.15